UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2005

                    Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9356	23-2432497

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5002 Buckeye Road
P.O. Box 368
Emmaus, PA	18049

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 232-4000

                    Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
Purchase and Sale Agreement, Dated as of January 21, 2005...
Terminal Purchase and Sales Agreement, dated as of January 21, 2005...
Terminal Purchase and Sales Agreement, dated as of January 21, 2005...
Press Release of Buckeye Partners, L.P. issued January 28, 2005.

Item 2.02 Results of Operations and Financial Condition

On January 28, 2005, Buckeye Partners, L.P. issued a press release announcing its 2004 fourth quarter and full year financial results. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

The information provided in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Use of Non-GAAP Financial Information

To supplement its financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), the Partnership’s management has used the financial measure of net income before a special charge related to the prepayment of indebtedness. The Partnership has presented net income before the special charge in its earnings release to enhance an investor’s overall understanding of the way that management analyzes the Partnership’s financial performance. Specifically, the Partnership’s management used the presentation of net income before the special charge to allow for a more meaningful comparison of the Partnership’s operating results in the current reporting periods (which were not impacted by the special charge) to prior periods (which were impacted by the special charge). The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

A reconciliation of net income before a special charge related to the prepayment of indebtedness to net income, which is the most directly comparable financial measure calculated and presented in accordance with GAAP, is as follows:

Year Ended
December 31, 2003
Net income before the special charge	$75,618
Yield maintenance premium	(45,464)

Net income	$30,154

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

2.1	Purchase and Sale Agreement, dated as of January 21, 2005, by and between Mobil Pipe Line Company and Buckeye Pipe Line Transportation LLC.

2.2	Terminal Purchase and Sales Agreement, dated as of January 21, 2005, by and between ExxonMobil Oil Corporation and Buckeye Terminals, LLC.

2.3	Terminal Purchase and Sales Agreement, dated as of January 21, 2005, by and between ExxonMobil Oil Corporation and Buckeye Terminals, LLC.

99.1	Press release of Buckeye Partners, L.P. issued January 28, 2005 (this exhibit is being furnished pursuant to Item 2.02).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

	By:	Buckeye GP LLC, its General Partner

		By:	STEPHEN C. MUTHER

Stephen C. Muther
Senior Vice President—Administration, General Counsel and Secretary

Dated: January 31, 2005

Exhibit Index

Exhibit

2.1	Purchase and Sale Agreement, dated as of January 21, 2005, by and between Mobil Pipe Line Company and Buckeye Pipe Line Transportation LLC.

2.2	Terminal Purchase and Sales Agreement, dated as of January 21, 2005, by and between ExxonMobil Oil Corporation and Buckeye Terminals, LLC.

2.3	Terminal Purchase and Sales Agreement, dated as of January 21, 2005, by and between ExxonMobil Oil Corporation and Buckeye Terminals, LLC.

99.1	Press Release, dated July 29, 2004, issued by Buckeye Partners, L.P.